AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$25,134	$25,112	0.1%	$74,982	$74,579	0.5%
Equipment	5,079	5,238	(3.0)%	15,056	15,827	(4.9)%
Total Operating Revenues	30,213	30,350	(0.5)%	90,038	90,406	(0.4)%

Operating Expenses
Cost of revenues
Equipment	4,933	5,219	(5.5)%	14,891	15,933	(6.5)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,697	6,835	(2.0)%	20,135	20,279	(0.7)%
Selling, general and administrative	6,958	7,205	(3.4)%	21,022	21,389	(1.7)%
Asset impairments and abandonments and restructuring	4,422	604	—%	5,061	604	—%
Depreciation and amortization	5,087	4,705	8.1%	15,206	14,011	8.5%
Total Operating Expenses	28,097	24,568	14.4%	76,315	72,216	5.7%
Operating Income	2,116	5,782	(63.4)%	13,723	18,190	(24.6)%
Interest Expense	1,675	1,662	0.8%	5,098	4,978	2.4%
Equity in Net Income of Affiliates	272	420	(35.2)%	915	1,338	(31.6)%
Other Income (Expense) — Net	717	440	63.0%	1,850	2,362	(21.7)%
Income Before Income Taxes	1,430	4,980	(71.3)%	11,390	16,912	(32.7)%
Income Tax Expense	1,285	1,154	11.4%	3,545	3,871	(8.4)%
Net Income	145	3,826	(96.2)%	7,845	13,041	(39.8)%
Less: Net Income Attributable to Noncontrolling Interest	(319)	(331)	3.6%	(977)	(829)	(17.9)%
Net Income (Loss) Attributable to AT&T	$(174)	$3,495	—%	$6,868	$12,212	(43.8)%
Less: Preferred Stock Dividends	(52)	(51)	(2.0)%	(153)	(155)	1.3%
Net Income (Loss) Attributable to Common Stock	$(226)	$3,444	—%	$6,715	$12,057	(44.3)%

Basic Earnings (Loss) Per Share Attributable to Common Stock	$(0.03)	$0.48	—%	$0.93	$1.67	(44.3)%
Weighted Average Common Shares Outstanding (000,000)	7,202	7,185	0.2%	7,197	7,178	0.3%
Diluted Earnings (Loss) Per Share Attributable to Common Stock	$(0.03)	$0.48	—%	$0.93	$1.67	(44.3)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,208	7,185	0.3%	7,200	7,280	(1.1)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Sep. 30,	Dec. 31,
	2024	2023
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$2,586	$6,722
Accounts receivable – net of related allowances for credit loss of $403 and $499	9,068	10,289
Inventories	2,529	2,177
Prepaid and other current assets	15,616	17,270
Total current assets	29,799	36,458
Property, Plant and Equipment – Net	127,964	128,489
Goodwill – Net	63,432	67,854
Licenses – Net	127,134	127,219
Other Intangible Assets – Net	5,256	5,283
Investments in and Advances to Equity Affiliates	281	1,251
Operating Lease Right-Of-Use Assets	20,779	20,905
Other Assets	19,074	19,601
Total Assets	$393,719	$407,060
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$2,637	$9,477
Accounts payable and accrued liabilities	31,935	35,852
Advanced billings and customer deposits	4,059	3,778
Dividends payable	2,027	2,020
Total current liabilities	40,658	51,127
Long-Term Debt	126,375	127,854
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,461	58,666
Postemployment benefit obligation	8,750	8,734
Operating lease liabilities	17,331	17,568
Other noncurrent liabilities	23,884	23,696
Total deferred credits and other noncurrent liabilities	108,426	108,664
Redeemable Noncontrolling Interest	1,978	1,973
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	109,354	114,519
Retained (deficit) earnings	(185)	(5,015)
Treasury stock	(15,087)	(16,128)
Accumulated other comprehensive income	648	2,300
Noncontrolling interest	13,931	14,145
Total stockholders’ equity	116,282	117,442
Total Liabilities and Stockholders’ Equity	$393,719	$407,060

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2024	2023
Operating Activities
Net income	$7,845	$13,041
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,206	14,011
Provision for uncollectible accounts	1,431	1,409
Deferred income tax expense	1,811	3,163
Net (gain) loss on investments, net of impairments	88	335
Pension and postretirement benefit expense (credit)	(1,412)	(1,966)
Actuarial and settlement (gain) loss on pension and postretirement benefits - net	—	(145)
Asset impairments and abandonments and restructuring	5,061	604
Changes in operating assets and liabilities:
Receivables	574	1,173
Inventories, prepaid and other current assets	147	57
Accounts payable and other accrued liabilities	(4,503)	(5,062)
Equipment installment receivables and related sales	(899)	(56)
Deferred customer contract acquisition and fulfillment costs	490	47
Postretirement claims and contributions	(129)	(715)
Other - net	1,165	1,040
Total adjustments	19,030	13,895
Net Cash Provided by Operating Activities	26,875	26,936

Investing Activities
Capital expenditures	(13,420)	(13,252)
Acquisitions, net of cash acquired	(322)	(923)
Dispositions	66	66
Distributions from DIRECTV in excess of cumulative equity in earnings	928	1,447
(Purchases), sales and settlements of securities and investments - net	1,153	(1,043)
Other - net	(532)	(81)
Net Cash Used in Investing Activities	(12,127)	(13,786)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	—	(914)
Issuance of other short-term borrowings	491	5,406
Repayment of other short-term borrowings	(2,487)	(979)
Issuance of long-term debt	4	9,633
Repayment of long-term debt	(7,113)	(11,889)
Repayment of note payable to DIRECTV	—	(130)
Payment of vendor financing	(1,571)	(4,736)
Purchase of treasury stock	(202)	(190)
Issuance of treasury stock	2	3
Issuance of preferred interests in subsidiary	—	7,151
Redemption of preferred interests in subsidiary	—	(5,333)
Dividends paid	(6,171)	(6,116)
Other - net	(1,808)	(1,190)
Net Cash Used in Financing Activities	(18,855)	(9,284)
Net increase (decrease) in cash and cash equivalents and restricted cash	(4,107)	3,866
Cash and cash equivalents and restricted cash beginning of year	6,833	3,793
Cash and Cash Equivalents and Restricted Cash End of Period	$2,726	$7,659

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2024	2023	Change	2024	2023	Change
Capital expenditures
Purchase of property and equipment	$5,259	$4,601	14.3%	$13,301	$13,116	1.4%
Interest during construction	43	46	(6.5)%	119	136	(12.5)%
Total Capital Expenditures	$5,302	$4,647	14.1%	$13,420	$13,252	1.3%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	6	241	(97.5)%	153	309	(50.5)%
Interest during construction - spectrum	46	167	(72.5)%	169	614	(72.5)%
Total Acquisitions	$52	$408	(87.3)%	$322	$923	(65.1)%

Cash paid for interest	$1,971	$2,099	(6.1)%	$5,615	$5,703	(1.5)%

Cash paid for income taxes, net of (refunds)	$583	$423	37.8%	$882	$758	16.4%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.8325	$0.8325	—%

End of Period Common Shares Outstanding (000,000)	7,174	7,150	0.3%
Debt Ratio	52.2%	53.5%	(130)	BP
Total Employees	143,630	152,740	(6.0)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2024	2023	Change	2024	2023	Change
Segment Operating Revenues
Mobility	$21,052	$20,692	1.7%	$62,126	$61,589	0.9%
Business Wireline	4,606	5,221	(11.8)%	14,274	15,831	(9.8)%
Consumer Wireline	3,416	3,331	2.6%	10,113	9,821	3.0%
Total Segment Operating Revenues	29,074	29,244	(0.6)%	86,513	87,241	(0.8)%

Segment Operating Income
Mobility	7,003	6,763	3.5%	20,190	19,647	2.8%
Business Wireline	(43)	350	—%	123	1,124	(89.1)%
Consumer Wireline	196	160	22.5%	593	422	40.5%
Total Segment Operating Income	$7,156	$7,273	(1.6)%	$20,906	$21,193	(1.4)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2024	2023	Change
Broadband Connections
Broadband[1]				15,198	15,065	0.9%
DSL				146	231	(36.8)%
Total Broadband Connections				15,344	15,296	0.3%
[1] Excludes AT&T Internet Air for Business.

Voice Connections
Retail Consumer Switched Access Lines				3,486	4,421	(21.1)%
Consumer VoIP Connections				2,297	2,649	(13.3)%
Total Retail Consumer Voice Connections				5,783	7,070	(18.2)%

	Third Quarter		Percent	Nine-Month Period		Percent
	2024	2023	Change	2024	2023	Change
Broadband Net Additions
Broadband[1]	13	20	(35.0)%	120	(10)	—%
DSL	(21)	(28)	25.0%	(64)	(80)	20.0%
Total Broadband Net Additions	(8)	(8)	—%	56	(90)	—%
[1] Excludes AT&T Internet Air for Business.

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$16,539	$15,908	4.0%	$48,810	$47,136	3.6%
Equipment	4,513	4,784	(5.7)%	13,316	14,453	(7.9)%
Total Operating Revenues	21,052	20,692	1.7%	62,126	61,589	0.9%

Operating Expenses
Operations and support	11,559	11,795	(2.0)%	34,483	35,587	(3.1)%
Depreciation and amortization	2,490	2,134	16.7%	7,453	6,355	17.3%
Total Operating Expenses	14,049	13,929	0.9%	41,936	41,942	—%
Operating Income	$7,003	$6,763	3.5%	$20,190	$19,647	2.8%

Operating Income Margin	33.3%	32.7%	60	BP	32.5%	31.9%	60	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2024	2023	Change
Mobility Subscribers
Postpaid	88,384	86,365	2.3%
Postpaid phone	72,285	70,757	2.2%
Prepaid	19,200	19,391	(1.0)%
Reseller	8,482	7,101	19.4%
Total Mobility Subscribers[1]	116,066	112,857	2.8%
[1]Effective with our first-quarter 2024 reporting, we have removed connected devices from our total Mobility subscribers, consistent with industry standards and our key performance metrics. Connected devices include data-centric devices such as session-based tablets, monitoring devices and primarily wholesale automobile systems.

Third Quarter	Percent	Nine-Month Period	Percent
2024	2023	Change	2024	2023	Change
Mobility Net Additions
Postpaid Phone Net Additions	403	468	(13.9)%	1,171	1,218	(3.9)%
Total Phone Net Additions	358	494	(27.5)%	1,162	1,407	(17.4)%

Postpaid	429	550	(22.0)%	1,411	1,556	(9.3)%
Prepaid	(49)	56	—%	34	263	(87.1)%
Reseller	237	401	(40.9)%	910	941	(3.3)%
Total Mobility Net Additions[1]	617	1,007	(38.7)%	2,355	2,760	(14.7)%

Postpaid Churn	0.93%	0.95%	(2)	BP	0.89%	0.97%	(8) BP
Postpaid Phone-Only Churn	0.78%	0.79%	(1)	BP	0.73%	0.80%	(7) BP
[1]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, our fixed wireless access product, traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Service	$4,417	$5,087	(13.2)%	$13,688	$15,401	(11.1)%
Equipment	189	134	41.0%	586	430	36.3%
Total Operating Revenues	4,606	5,221	(11.8)%	14,274	15,831	(9.8)%

Operating Expenses
Operations and support	3,250	3,526	(7.8)%	10,004	10,699	(6.5)%
Depreciation and amortization	1,399	1,345	4.0%	4,147	4,008	3.5%
Total Operating Expenses	4,649	4,871	(4.6)%	14,151	14,707	(3.8)%
Operating Income (Loss)	$(43)	$350	—%	$123	$1,124	(89.1)%

Operating Income Margin	(0.9)%	6.7%	(760)	BP	0.9%	7.1%	(620)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services to residential customers in select locations and our fixed wireless access product that provides home internet services. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2024	2023	Change	2024	2023	Change
Operating Revenues
Broadband	$2,838	$2,667	6.4%	$8,301	$7,755	7.0%
Legacy voice and data services	307	368	(16.6)%	972	1,147	(15.3)%
Other service and equipment	271	296	(8.4)%	840	919	(8.6)%
Total Operating Revenues	3,416	3,331	2.6%	10,113	9,821	3.0%

Operating Expenses
Operations and support	2,296	2,300	(0.2)%	6,801	6,810	(0.1)%
Depreciation and amortization	924	871	6.1%	2,719	2,589	5.0%
Total Operating Expenses	3,220	3,171	1.5%	9,520	9,399	1.3%
Operating Income	$196	$160	22.5%	$593	$422	40.5%

Operating Income Margin	5.7%	4.8%	90	BP	5.9%	4.3%	160	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2024	2023	Change
Broadband Connections
Total Broadband and DSL Connections	13,972	13,887	0.6%
Broadband[1]	13,864	13,710	1.1%
Fiber Broadband Connections	9,024	8,034	12.3%

Voice Connections
Retail Consumer Switched Access Lines	1,386	1,737	(20.2)%
Consumer VoIP Connections	1,716	2,035	(15.7)%
Total Retail Consumer Voice Connections	3,102	3,772	(17.8)%
[1] Includes AT&T Internet Air.

Third Quarter	Percent	Nine-Month Period	Percent
2024	2023	Change	2024	2023	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	10	(8)	—%	82	(104)	—%
Broadband Net Additions[1]	28	15	86.7%	135	(43)	—%
Fiber Broadband Net Additions	226	296	(23.6)%	717	819	(12.5)%
[1] Includes AT&T Internet Air.

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2024	2023		Change	2024	2023		Change
Operating Revenues
Wireless service	$645	$672		(4.0)%	$2,034	$1,898		7.2%
Wireless equipment	377	320		17.8%	1,154	944		22.2%
Total Segment Operating Revenues	1,022	992		3.0%	3,188	2,842		12.2%

Operating Expenses
Operations and support	854	837		2.0%	2,662	2,396		11.1%
Depreciation and amortization	158	184		(14.1)%	507	544		(6.8)%
Total Segment Operating Expenses	1,012	1,021		(0.9)%	3,169	2,940		7.8%
Operating Income (Loss)	$10	$(29)		—%	$19	$(98)		—%

Operating Income Margin	1.0%	(2.9)%	390	BP	0.6%	(3.4)%	400	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2024	2023		Change
Mexico Wireless Subscribers
Postpaid					5,633	5,085		10.8%
Prepaid					16,996	16,213		4.8%
Reseller					282	456		(38.2)%
Total Mexico Wireless Subscribers					22,911	21,754		5.3%

	Third Quarter			Percent	Nine-Month Period			Percent
	2024	2023		Change	2024	2023		Change
Mexico Wireless Net Additions
Postpaid	139	55		—%	397	160		—%
Prepaid	187	17		—%	333	9		—%
Reseller	(51)	(7)		—%	(135)	(18)		—%
Total Mexico Wireless Net Additions	275	65		—%	595	151		—%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2024
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,052	$11,559	$9,493	$2,490	$7,003
Business Wireline	4,606	3,250	1,356	1,399	(43)
Consumer Wireline	3,416	2,296	1,120	924	196
Total Communications	29,074	17,105	11,969	4,813	7,156
Latin America - Mexico	1,022	854	168	158	10
Segment Total	30,096	17,959	12,137	4,971	7,166
Corporate and Other
Corporate:
DTV-related retained costs	—	107	(107)	95	(202)
Parent administration support	—	401	(401)	2	(403)
Securitization fees	31	134	(103)	—	(103)
Value portfolio	86	26	60	6	54
Total Corporate	117	668	(551)	103	(654)
Certain significant items	—	4,383	(4,383)	13	(4,396)
Total Corporate and Other	117	5,051	(4,934)	116	(5,050)
AT&T Inc.	$30,213	$23,010	$7,203	$5,087	$2,116

September 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,692	$11,795	$8,897	$2,134	$6,763
Business Wireline	5,221	3,526	1,695	1,345	350
Consumer Wireline	3,331	2,300	1,031	871	160
Total Communications	29,244	17,621	11,623	4,350	7,273
Latin America - Mexico	992	837	155	184	(29)
Segment Total	30,236	18,458	11,778	4,534	7,244
Corporate and Other
Corporate:
DTV-related retained costs	—	167	(167)	144	(311)
Parent administration support	(1)	333	(334)	1	(335)
Securitization fees	25	164	(139)	—	(139)
Value portfolio	90	25	65	5	60
Total Corporate	114	689	(575)	150	(725)
Certain significant items	—	716	(716)	21	(737)
Total Corporate and Other	114	1,405	(1,291)	171	(1,462)
AT&T Inc.	$30,350	$19,863	$10,487	$4,705	$5,782

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2024
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$62,126	$34,483	$27,643	$7,453	$20,190
Business Wireline	14,274	10,004	4,270	4,147	123
Consumer Wireline	10,113	6,801	3,312	2,719	593
Total Communications	86,513	51,288	35,225	14,319	20,906
Latin America - Mexico	3,188	2,662	526	507	19
Segment Total	89,701	53,950	35,751	14,826	20,925
Corporate and Other
Corporate:
DTV-related retained costs	—	357	(357)	317	(674)
Parent administration support	—	1,236	(1,236)	5	(1,241)
Securitization fees	86	449	(363)	—	(363)
Value portfolio	251	77	174	15	159
Total Corporate	337	2,119	(1,782)	337	(2,119)
Certain significant items	—	5,040	(5,040)	43	(5,083)
Total Corporate and Other	337	7,159	(6,822)	380	(7,202)
AT&T Inc.	$90,038	$61,109	$28,929	$15,206	$13,723

September 30, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$61,589	$35,587	$26,002	$6,355	$19,647
Business Wireline	15,831	10,699	5,132	4,008	1,124
Consumer Wireline	9,821	6,810	3,011	2,589	422
Total Communications	87,241	53,096	34,145	12,952	21,193
Latin America - Mexico	2,842	2,396	446	544	(98)
Segment Total	90,083	55,492	34,591	13,496	21,095
Corporate and Other
Corporate:
DTV-related retained costs	—	514	(514)	440	(954)
Parent administration support	(13)	1,039	(1,052)	4	(1,056)
Securitization fees	61	439	(378)	—	(378)
Value portfolio	275	77	198	16	182
Total Corporate	323	2,069	(1,746)	460	(2,206)
Certain significant items	—	644	(644)	55	(699)
Total Corporate and Other	323	2,713	(2,390)	515	(2,905)
AT&T Inc.	$90,406	$58,205	$32,201	$14,011	$18,190